Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2022
Property and equipment, net
Schedule of property and equipment, net

	As of
	December 31,
	2021	2022
	RMB	RMB
Office furniture and equipment	1,984	1,886
Computer equipment	9,243	6,993
Servers and network equipment	31,977	31,591
Leasehold improvements	10,010	10,423
Vehicles	685	57
Building	12,512	12,512
Total	66,411	63,462
Accumulated depreciation	(52,597)	(50,884)
Impairment	(1,197)	—
Property and equipment, net	12,617	12,578